Exhibit 32.2

                CERTIFICATION OF REGISTRANT'S CHIEF FINANCIAL
                     OFFICER PURSUANT TO 18 U.S.C. 1350


I, Jonathan R. Kosheff, Chief Financial Officer of Parlex Corporation (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      a) the Quarterly Report on Form 10-Q of the Company for the period ending December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2005

/s/ Jonathan R. Kosheff
-----------------------
Jonathan R. Kosheff
Chief Financial Officer


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